Vanguard Europe Pacific ETF

Summary Prospectus

April 26, 2010

Exchange-traded fund shares that are not individually redeemable and are traded on NYSE Arca

Vanguard Europe Pacific ETF (VEA)

The Fund’s statutory Prospectus and Statement of Additional Information dated
April 26, 2010, and financial highlights information from the most recent shareholder report are incorporated into and made part of this Summary
Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 866-499-8473 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

Vanguard Tax-Managed International Fund seeks to provide a tax-efficient investment return consisting of long-term capital appreciation.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Transaction Fee on Purchases and Sales	None through Vanguard
(Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard
(Broker fees vary)
Exchange Fee on Conversion to ETF Shares	Up to $50 through Vanguard
(Broker may impose an additional fee)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.11%
12b-1 Distribution Fee	None
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.15%

Example

The following example is intended to help you compare the cost of investing in Europe Pacific ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in Europe Pacific ETF. This example assumes that Europe Pacific ETF Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 15	$ 48	$ 85	$ 192

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Primary Investment Strategies

The Fund purchases stocks included in the MSCI® EAFE® Index, which is made up of approximately 950 common stocks of companies located in 21 countries in Europe, Australia, Asia, and the Far East. The Fund uses statistical methods to “sample” the Index, aiming to closely track its investment performance while limiting investments in Index securities that have undesirable tax characteristics in an attempt to minimize taxable income distributions.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of global stock markets. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. In addition, the Fund’s benchmark index may, at times, become focused in stocks of a particular sector, category, or group of companies.

• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

• Europe Pacific ETF Shares are listed for trading on NYSE Arca and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of a Europe Pacific ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV vary significantly. Thus, you may pay more or less than NAV when you buy Europe Pacific ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

• Although Europe Pacific ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

• Trading of Europe Pacific ETF Shares on NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if Europe Pacific ETF Shares are delisted from NYSE Arca, or if the activation of marketwide “circuit breakers” halts stock trading generally.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s ETF Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund‘s benchmark index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

During the periods shown in the bar chart, the highest return for a calendar quarter was 25.41% (quarter ended June 30, 2009), and the lowest return for a quarter was
–19.01% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2009

		Since
		Inception
	1 Year	(July 20,2007)
Vanguard Europe Pacific ETF
Based on NAV
Return Before Taxes	28.34%	–11.63%
Return After Taxes on Distributions	28.06	–11.89
Return After Taxes on Distributions and Sale of Fund Shares	19.20	–9.59
Based on Market Price
Return Before Taxes	27.30	–11.57
MSCI EAFE Index
(reflects no deduction for fees or expenses)	31.78%	–12.04%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc.

Portfolio Managers

Donald M. Butler, CFA, Principal of Vanguard. He has co-managed the Fund since 2008.

Duane F. Kelly, Principal of Vanguard. He has managed the Fund since its inception in
1999 (co-managed since 2008).

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the net asset value of the shares.

ETF Shares of the Fund cannot be purchased or redeemed directly with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units) worth several million dollars, and only in exchange for baskets of securities rather than cash. For this Fund, the number of ETF Shares in a Creation Unit is 500,000.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares or related services.

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Vanguard Europe Pacific ETF—Fund Number 936

CFA® is a trademark owned by CFA Institute. The Fund or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and
MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds.

© 2010 The Vanguard Group, Inc. All rights reserved.
U.S. Pat. No. 6,879,964 B2; 7,337,138
Vanguard Marketing Corporation, Distributor.

SP936 042010